Exhibit 99.1

Exhibit 99.1

Shareholder Meeting May 5, 2005

Then

1980

52 aircraft 11 types 550 employees 161,000 pounds/day 195,000 pound lift capacity 94,000 gallons of fuel/night

Now

2005

114 aircraft in service 3 types 8,000+ employees 10,437,000 pounds/day 4,028,000 pound lift capacity 574,500 gallons of fuel/night

A Historical Snapshot

The 1980s

Airborne/Midwest Charter Merger

Added the first DC-9 (Dec. 1980)

Started flying DC-8s (April 1986)

C-Container Patented

Added two sort buildings

Added a new hangar

The 1990s

Added another hangar

Built three more sort buildings 100th aircraft in service Second Runway

Added Boeing 767

2000 & beyond

Separated from Airborne

DHL as primary customer

114 aircraft—3 types in service

The ABX Numbers

=1,000 employees =100,000 pieces =10 aircraft

2004 Milestones

Hub Consolidation Fleet Rationalization Seven new Hubs Impact on Linehaul 767 Special Freighter Non DHL Business

Hub Consolidation

DHL announced Wilmington as consolidated Hub location in June 2004 Targeted Completion 3rd Q 2005 2nd Largest International Gateway in U.S.

Construction progress

F Building

The changing face of where we do business

Wilmington – Building F

E Ramp

The changing face of where we do business

Wilmington – Ramp E

(previously employee parking)

4/9/05

A Ramp

The changing face of where we do business

Wilmington – Ramp A / Bldg 11 / Bldg F

Building F

Ramp A (existing)

Ramp A (extension)

Bldg 11

D Ramp

The changing face of where we do business

Wilmington – Ramp D (extension) New Parking

New Parking

Extension

2004 Milestones

Hub Consolidation Fleet Rationalization Seven new Hubs Impact on Linehaul 767 Special Freighter Non DHL Business

Fleet Rationalization

Planned changes 26 aircraft (net 22 flights) Approx. 20% of existing capacity

Impact when fully implemented Revenue Impact of $86-96m Earnings Impact $0.8-1.5m Cash Flow $3.5-4.2m

2004 Milestones

Hub Consolidation Fleet Rationalization Seven new Hubs Impact on Linehaul 767 Special Freighter Non DHL Business

Regional Hub Expansion

Seven new hubs added throughout the U.S. Managed by ABX New total 18 regional hubs

Regional Hub coverage pre-2004

Regional Hub coverage NOW

2004 Milestones

Hub Consolidation Fleet Rationalization Seven new Hubs Impact on Linehaul 767 Special Freighter Non DHL Business

Impact on Linehaul

2003

Total lanes (trips) 420,075

2004

Total lanes (trips) 524,409 24.8% increase

2004 Milestones

Hub Consolidation Fleet Rationalization Seven new Hubs Impact on Linehaul 767 Special Freighter Non DHL Business

First 767 Freighter in-service

First ever Passenger to Special Freighter Modification Completed by IAI Currently have three 767 Special Freighters Higher degree of utility Increased cube capacity

2004 Milestones

Hub Consolidation Fleet Rationalization Seven new Hubs Impact on Linehaul 767 Special Freighter Non DHL Business

Non DHL Business

ACMI Services

Space-available Services Aircraft Maintenance and Technical Services Flight Training Sort Services Resale Spare Parts www.abxair.com

ABX and the USPS

Indianapolis HASP (Hub and Spoke) Christmas Network Space available

The Financials

2004 Year-end Results Incremental Mark-up 101 ACMI & Hub 2004 Results Non DHL Revenue Overview 2005 1st Quarter Results ACMI & Hub 1st Q Cost Results ACMI & Hub 1st Q Service Results ABX Stock Performance

Year end 2004—Financial Results (000’s)

DHL Non-DHL Total

Base $1,161,363 $26,705 $1,188,068

Incremental 14,441 - 14,441

Total

Revenues 1,175,804 26,705 1,202,509

Expenses - 19,935 1,165,536

Earnings $30,203 $6,770 $36,973

Achieved 87.1% of the maximum incremental markup Non DHL Earnings increased $4.1 million over 2003 (more than double)

Revenues for achieving annual cost and service related goals are measured and reconciled at the end of each year.

ACMI Hub Reimbursable

Base $475,826 $440,602 $244,935

QTR-Incremental 2,309 1,255

YR-Incremental 4,967 5,910 - -

Total Revenues 483,102 447,767 244,935

Expenses 467,642 433,024 244,935

Earnings $15,460 $14,743 -

Incremental Mark-up 101

Status Quo Increase Costs 5% Reduce Costs 5%

ABX Costs

ABX Revenue

ABX Costs

ABX Revenue

ABX Costs

ABX Revenue $10,000 $10,000

175 10,175

BASE

ABX Profit

$175 $10,500 $10,500

184 10,684

BASE

ABX Profit

$184 $9,500 $9,500

166 128 10,684

BASE Cut Cost

ABX Profit

$294

2004 ACMI & Hub Mark-up Potential vs. Earned

Jan.-Dec 2004

ACMI

%

1.40 1.20 1.00 0.80 0.60 0.40 0.20 0.00

.35 1.35

.25

.20

Potential Cost Markup Earned Cost Markup Potential Service Markup Earned Service Markup

%

1.40 1.20 1.00 0.80 0.60 0.40 0.20 0.00

Hub

1.35

.90

.75

Non DHL Revenues—Full Year (000’s)

30,000

25,000 20,000

15,000 10,000 5,000 0

2003 2004

Other

Aircraft Tech & Parts USPS C-NET

Non DHL ACMI

1st Quarter 2005—Financial Results (000’s)

DHL Other Total

Base $339,533 $6,420 $345,953

Incremental 641 - 641

Total

Revenues 340,174 6,420 346,594

Expenses 335,069 4,442 339,511

Earnings $5,105 $1,978 $7,083

Achieved 46.5% of the maximum incremental markup Non DHL Earnings increased $0.7 million over 2004 Q1 (up 55.6%)

Q1 does NOT include markup for performance against service or annual cost targets

ACMI Hub Reimbursable

Base $122,698 $136,880 $79,955

Incremental 561 80 -

Total Revenues 123,259 136,960 79,955

Expenses 120,588 134,526 79,955

Earnings $2,671 $2,434 -

2005 ACMI & Hub Mark-up Potential vs. Earned

1st Quarter 2005

%

1.40 1.20 1.00 0.80 0.60 0.40 0.20 0.00

ACMI

.54 .47

Potential Cost Markup Earned Cost Markup

%

1.40 1.20 1.00 0.80 0.60 0.40 0.20 0.00

Hub

.54

.06

2005 ACMI & Hub Mark-up Annual Service

1st Quarter 2005

%

1.40 1.20 1.00 0.80 0.60 0.40 0.20 0.00

ACMI

.25 .10

Potential Service Markup Year-to-date Results

%

1.40 1.20 1.00 0.80 0.60 0.40 0.20 0.00

Hub

.75

.28

Non DHL Revenues—1st Quarter (000’s)

7,000 6,000 5,000 4,000 3,000 2,000 1,000 0

1Q 2004 1Q 2005

Other

Aircraft Tech & Parts Non DHL ACMI

ABX Stock Performance

Market Cap in $millions

Stock Closing Price

$88 $145 $251 $370 $398 $379 $518 $422 $450

Aug. 16, 2003 Sept. 30, 2003 Dec. 31, 2003 March 31, 2004 June 30, 2004 Sept. 30, 2004 Dec. 31, 2004 March 31, 2005 May 3, 2005

www.abxair.com